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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated July 31, 1996 appearing on page F-2 of DePuy, Inc.'s Registration Statement on Form S-1 (Registration No. 333-09345) as filed with the Securities and Exchange Commission on October 30, 1996.

PRICE WATERHOUSE LLP

Indianapolis, Indiana
December  4, 1996